(BULL LOGO) Merrill Lynch Investment Managers


Semi-Annual Report
February 28, 2002


Merrill Lynch
U.S.A. Government
Reserves


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.


Merrill Lynch U.S.A.Government Reserves
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch U.S.A. Government Reserves, February 28, 2002


DEAR SHAREHOLDER


For the six-month period ended February 28, 2002, Merrill Lynch
U.S.A. Government Reserves paid shareholders a net annualized dividend of 1.58%.* The Fund's 7-day yield as of February 28, 2002 was 1.21%.

The average portfolio maturity for the Fund at February 28, 2002 was 61 days, compared to 75 days at August 31, 2001.


The Environment
An already weak US economy suffered a considerable setback after the events of September 11, 2001. Initial shocks caused a drop in equity prices, a pullback in consumer confidence and triggered job cuts in several industries. The quick response by the Federal Reserve Board to lower the Federal Funds rate reassured the financial markets and led to a resumption of normal activity. The lower interest rate scenario created a new wave of home mortgage refinancing, providing many consumers with the means to spend more than anticipated during the holiday season. Additionally, discounted auto loan rates (0% financing plus rebates) were instrumental in boosting auto sales to record levels during the last months of 2001. However, corporate earnings were unable to meet expectations throughout the period, dampening the ability of the equity markets to sustain a recovery. Disclosures surrounding Enron Corporation's rise and fall and investor nervousness over possible irregularities in balance sheet accounting increased pressure on the equity markets. The short-end of the fixed-income market was accordingly viewed as a safe haven for investors for much of the period.

During the months following September 11, 2001, the Federal Reserve Board lowered the Federal Funds rate by 175 basis points (1.75%). However, incipient signs of economic recovery in January 2002 were enough to keep interest rates steady at the January 30, 2002 Federal Open Market Committee meeting. While the Federal Reserve Board kept its bias to ease monetary policy, investors seemed to be sensing that the cycle of an easier monetary policy may be over, with an economic upturn possible later this year.


Portfolio Strategy
During the six-month period ended February 28, 2002, our investment strategy remained fairly consistent with regard to duration. While the Federal Reserve Board continued its easing cycle, we maintained our average life in a range of 60 days - 75 days. We utilized a barbell investment strategy that allowed us to take advantage of higher interest rates in the 6-month - 18-month sector of the yield curve.

The amount of US Treasury supply needed in the front-end to finance the Bush Administration's initiatives in light of smaller tax receipts weighed on the minds of investors throughout the period. The auction size in the weekly 3-month and 6-month Treasury bills grew to $29 billion accompanied by increases in the one-month bill to $25 billion. Additionally, two-year note issuance rose to $25 billion, which kept the yield curve steep. This shift allowed us the opportunity to trade the yield curve particularly in the six-month sector. We felt less inclined to participate in longer-end issues, given our conviction that yields would grind lower but snap back sharply. The spread between three-month and 24-month US Treasury securities gapped by over 105 basis points between August 31, 2001 and December 31, 2001. As interest rates retreated, we were willing to add modestly to our longer positions. Selectively, we were rolling down from the 15-month sector to the one-year sector, which proved to be advantageous.

Despite mixed economic signals by the end of January, the Federal Reserve Board confirmed that it has, for now, ended its easing cycle. While we believe that the Federal Reserve Board will not raise interest rates immediately, we have started to temper our involvement in the longer end. At present, we have moved our average life band to the 50-day - 60-day range.

*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



Merrill Lynch U.S.A. Government Reserves, February 28, 2002


In Conclusion

We thank you for your continued investment in Merrill Lynch U.S.A. Government Reserves, and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(John Ng)
John Ng
Vice President and Portfolio Manager



March 28, 2002



Merrill Lynch U.S.A. Government Reserves, February 28, 2002


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Kevin J. McKenna, Senior Vice President
John Ng, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210


Merrill Lynch U.S.A. Government Reserves, February 28, 2002


SCHEDULE OF INVESTMENTS                                                     (in Thousands)

                          Face     Interest               Maturity
Issue                    Amount      Rate                   Date                   Value
US Government Obligations--42.9%

US Treasury Bills*    $   5,000      1.645%               3/14/2002               $  4,997
                          3,000      1.705                3/14/2002                  2,998
                          7,000      1.71                 3/21/2002                  6,993
                         18,000      1.715                3/21/2002                 17,983
                          8,000      1.74                 3/28/2002                  7,990
                          5,000      1.75                 3/28/2002                  4,993
                          5,000      1.715                5/02/2002                  4,985
                          1,000      1.675                5/09/2002                    997
                          6,000      1.725                5/09/2002                  5,980
                          5,000      1.69                 5/16/2002                  4,982
                          5,000      1.83                 6/27/2002                  4,972
                          1,000      1.645                7/18/2002                    993
                          3,000      1.72                 7/25/2002                  2,979
                          2,500      1.835                8/15/2002                  2,479
                          3,000      1.815                8/22/2002                  2,974
                          4,000      1.82                 8/22/2002                  3,965
                          4,000      1.83                 8/22/2002                  3,965
                          4,000      1.84                 8/29/2002                  3,963

US Treasury Notes         2,000      6.50                 5/31/2002                  2,024
                          6,250      6.625                5/31/2002                  6,325
                          2,000      6.00                 7/31/2002                  2,036
                          4,000      6.25                 7/31/2002                  4,074
                          2,000      6.375                8/15/2002                  2,042
                          3,500      6.00                 9/30/2002                  3,583
                          6,000      5.75                10/31/2002                  6,151
                          5,000      5.125               12/31/2002                  5,126
                          3,500      5.50                 1/31/2003                  3,607
                          3,500      4.625                2/28/2003                  3,584
                          2,600      4.25                 3/31/2003                  2,655


                          Face     Interest               Maturity
Issue                    Amount      Rate                   Date                   Value
US Government Obligations (concluded)

US Treasury Notes     $   3,000       3.875               6/30/2003               $  3,055
(concluded)               1,000       3.625               8/31/2003                  1,014

Total US Government Obligations (Cost--$134,064)                                   134,464



 Face
Amount                                    Issue

Repurchase Agreements**--56.5%
$30,000        Credit Suisse First Boston Corp., purchased on 2/28/2002 to
               yield 1.79% to 3/07/2002                                             30,000

 14,000        Goldman Sachs & Company, purchased on 2/01/2002 to yield
               1.76% to 3/01/2002                                                   14,000

 30,000        Greenwich Capital Markets, Inc., purchased on 2/26/2002 to
               yield 1.77% to 3/05/2002                                             30,000

 27,766        HSBC Securities (USA) Inc., purchased on 2/28/2002 to yield
               1.88% to 3/01/2002                                                   27,766

 30,000        J.P. Morgan Securities Inc., purchased on 2/27/2002 to yield
               1.78% to 3/06/2002                                                   30,000

 30,000        Lehman Brothers Inc., purchased on 2/26/2002 to yield 1.77%
               to 3/05/2002                                                         30,000

 15,000        UBS Warburg LLC, purchased on 2/27/2002 to yield 1.78%
               to 3/06/2002                                                         15,000

               Total Repurchase Agreements (Cost--$176,766)                        176,766

Total Investments (Cost--$310,830)--99.4%                                          311,230
Other Assets Less Liabilities--0.6%                                                  1,873
                                                                                  --------
Net Assets--100.0%                                                                $313,103
                                                                                  ========

*US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**Repurchase Agreements are fully collateralized by US Government &
Agency Obligations.

See Notes to Financial Statements.


Merrill Lynch U.S.A. Government Reserves, February 28, 2002


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 2002
Assets:         Investments, at value (identified cost--$310,829,790*)                     $  311,230,141
                Cash                                                                               10,987
                Receivables:
                   Securities sold                                      $    4,995,195
                   Beneficial interest sold                                  2,474,977
                   Interest                                                    535,894          8,006,066
                                                                        --------------
                Prepaid registration fees and other assets                                         22,172
                                                                                           --------------
                Total assets                                                                  319,269,366
                                                                                           --------------

Liabilities:    Payables:
                   Securities purchased                                      4,993,438
                   Beneficial interest redeemed                                863,125
                   Distributor                                                 107,028
                   Investment adviser                                           93,315          6,056,906
                                                                        --------------
                Accrued expenses and other liabilities                                            109,486
                                                                                           --------------
                Total liabilities                                                               6,166,392
                                                                                           --------------

Net Assets:     Net assets                                                                 $  313,102,974
                                                                                           ==============

Net Assets      Shares of beneficial interest, $.10 par value,
Consist of:     unlimited number of shares authorized                                      $   31,270,262
                Paid-in capital in excess of par                                              281,432,361
                Unrealized appreciation on investments--net                                       400,351
                                                                                           --------------
                Net Assets--Equivalent to $1.00 per share based
                on 312,702,622 shares of beneficial interest outstanding                   $  313,102,974
                                                                                           ==============


*Cost for Federal income tax purposes. As of February 28, 2002, net unrealized appreciation for Federal income tax purposes amounted to $400,351 of which $407,948 related to appreciated securities and $7,597 related to depreciated securities.

See Notes to Financial Statements.


Statement of Operations

                                                                                 For the Six Months Ended
                                                                                        February 28, 2002
Investment      Interest and amortization of premium and
Income:         discount earned                                                            $    3,387,879

Expenses:       Investment advisory fees                                $      601,104
                Transfer agent fees                                            186,755
                Distribution fees                                              156,784
                Professional fees                                               38,411
                Accounting services                                             32,447
                Printing and shareholder reports                                26,683
                Trustees' fees and expenses                                     21,912
                Registration fees                                               19,579
                Custodian fees                                                  14,823
                Pricing fees                                                       560
                Other                                                            5,648
                                                                        --------------
                Total expenses                                                                  1,104,706
                                                                                           --------------
                Investment income--net                                                          2,283,173

Realized &      Realized gain on investments--net                                                   6,300
Unrealized      Change in unrealized appreciation on investments--net                             157,095
Gain on                                                                                    --------------
Investments--   Net Increase in Net Assets Resulting from Operations                       $    2,446,568
Net:                                                                                       ==============


See Notes to Financial Statements.


Merrill Lynch U.S.A. Government Reserves, February 28, 2002


FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets
                                                                          For the Six         For the
                                                                          Months Ended       Year Ended
                                                                          February 28,       August 31,
Increase (Decrease) in Net Assets:                                            2002              2001
Operations:     Investment income--net                                  $    2,283,173     $   14,219,519
                Realized gain on investments--net                                6,300             76,603
                Change in unrealized appreciation/depreciation
                on investments--net                                            157,095            312,133
                                                                        --------------     --------------
                Net increase in net assets resulting from operations         2,446,568         14,608,255
                                                                        --------------     --------------

Dividends &     Investment income--net                                     (2,283,173)       (14,219,519)
Distributions   Realized gain on investments--net                              (6,300)           (76,603)
to                                                                      --------------     --------------
Shareholders:   Net decrease in net assets resulting from dividends
                and distributions to shareholders                          (2,289,473)       (14,296,122)
                                                                        --------------     --------------

Beneficial      Net proceeds from sale of shares                           182,582,784        276,290,431
Interest        Value of shares issued to shareholders in
Transactions:   reinvestment of dividends and distributions                  2,289,475         14,295,982
                                                                        --------------     --------------
                                                                           184,872,259        290,586,413
                Cost of shares redeemed                                  (141,989,347)      (416,686,160)
                                                                        --------------     --------------
                Net increase (decrease) in net assets derived
                from beneficial interest transactions                       42,882,912      (126,099,747)
                                                                        --------------     --------------

Net Assets:     Total increase (decrease) in net assets                     43,040,007      (125,787,614)
                Beginning of period                                        270,062,967        395,850,581
                                                                        --------------     --------------
                End of period                                           $  313,102,974     $  270,062,967
                                                                        ==============     ==============

See Notes to Financial Statements.


Financial Highlights

The following per share data and ratios
have been derived from information                       For the Six
provided in the financial statements.                    Months Ended
                                                        February 28,            For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                      2002         2001          2000         1999         1998
Per Share       Net asset value, beginning of period       $   1.00     $   1.00     $   1.00     $   1.00      $   1.00
Operating                                                  --------     --------     --------     --------      --------
Performance:       Investment income--net                     .0086        .0443        .0446        .0420         .0484
                   Realized and unrealized gain
                   (loss) on investments--net                 .0006        .0012        .0005      (.0010)         .0007
                                                           --------     --------     --------     --------      --------
                Total from investment operations              .0092        .0455        .0451        .0410         .0491
                                                           --------     --------     --------     --------      --------
                Less dividends and distributions:
                   Investment income--net                   (.0086)      (.0443)      (.0446)      (.0420)       (.0484)
                   Realized gain on investments--net           --**      (.0002)           --      (.0002)       (.0001)
                                                           --------     --------     --------     --------      --------
                Total dividends and distributions           (.0086)      (.0445)      (.0446)      (.0422)       (.0485)
                                                           --------     --------     --------     --------      --------
                Net asset value, end of period             $   1.00     $   1.00     $   1.00     $   1.00      $   1.00
                                                           ========     ========     ========     ========      ========
                Total investment return                       .78%*        4.59%        4.94%        4.29%         4.92%
                                                           ========     ========     ========     ========      ========

Ratios to       Expenses                                      .83%*         .92%         .84%         .82%          .83%
Average                                                    ========     ========     ========     ========      ========
Net Assets:     Investment income and realized gain
                on investments--net                          1.71%*        4.49%        4.82%        4.22%         4.82%
                                                           ========     ========     ========     ========      ========

Supplemental    Net assets, end of period
Data:           (in thousands)                             $313,103     $270,063     $395,851     $615,881      $608,020
                                                           ========     ========     ========     ========      ========


*Annualized.
**Amount is less than $.0001 per share.

See Notes to Financial Statements.


Merrill Lynch U.S.A. Government Reserves, February 28, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of .45% of the average daily net assets of the Fund.



Merrill Lynch U.S.A. Government Reserves, February 28, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholders' accounts.

FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of ML & Co., is the Fund's distributor.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 28, 2002, the Fund reimbursed FAM $3,667 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.